UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on August 25, 2021, Ranor, Inc. (“Ranor”), a wholly owned subsidiary of TechPrecision Corporation (the “Company”), along with certain affiliates of the Company, entered into that certain Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) with Berkshire Bank under which, among other things, Berkshire Bank continued a term loan made to Ranor in the original principal amount of $2,850,000 (the “Ranor Term Loan”). Under the Amended and Restated Loan Agreement and related loan documents, the Ranor Term Loan had a maturity date of December 20, 2021. As previously disclosed on December 20, 2021 and March 21, 2022, Ranor and certain affiliates of the Company entered into successive amendments to the Amended and Restated Loan Agreement extending the maturity date of the Ranor Term Loan, ultimately to June 16, 2022. On June 16, 2022, Ranor and certain affiliates of the Company entered into a Third Amendment to Amended and Restated Loan Agreement and Third Amendment to Promissory Note (the “Amendment”) to further extend the maturity date of the Ranor Term Loan to September 16, 2022. During the prior extensions, the Company was addressing a certain environmental diligence matter raised by Berkshire Bank. Since that diligence matter has now been resolved to Berkshire Bank’s apparent satisfaction, the Company expects to commence negotiations of a further amended and restated loan agreement with Berkshire Bank.

Other than in respect of the Amended and Restated Loan Agreement, the promissory notes made thereunder, the related security and guaranty documents and the previously disclosed past borrowing relationship, there is no material relationship between Ranor, the Company and the other affiliates of the Company party thereto, on the one hand, and Berkshire Bank, on the other hand. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Safe Harbor

This Current Report on Form 8-K (the “Report”) contains certain “forward-looking statements” relating to the business of the Company and its subsidiary companies, including the timeline for refinancing of indebtedness. All statements other than statements of current or historical fact contained in this Report, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “prospectus,” “will,” “should,” “would” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: our reliance on individual purchase orders, rather than long-term contracts, to generate revenue; our ability to balance the composition of our revenues and effectively control operating expenses; external factors, including the COVID-19 pandemic, that may be outside of our control; the impacts of the COVID-19 pandemic and government-imposed lockdowns in response thereto; the availability of appropriate financing facilities impacting our operations, financial condition and/or liquidity; our ability to receive contract awards through competitive bidding processes; our ability to maintain standards to enable us to manufacture products to exacting specifications; our ability to enter new markets for our services; our reliance on a small number of customers for a significant percentage of our business; competitive pressures in the markets we serve; changes in the availability or cost of raw materials and energy for our production facilities; restrictions in our ability to operate our business due to our outstanding indebtedness; government regulations and requirements; pricing and business development difficulties; changes in government spending on national defense; our ability to make acquisitions and successfully integrate those acquisitions with our business; general industry and market conditions and growth rates; our potential failure to successfully integrate and realize the expected benefits of the Stadco acquisition; unexpected costs, charges or expenses resulting from the acquisition and integration of Stadco; and other risks discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (www.sec.gov). Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
10.1	Third Amendment to Amended and Restated Loan Agreement and Third Amendment to Promissory Note, dated as of June 16, 2022, by and among Ranor, Inc., Stadco New Acquisition, LLC, Stadco, Westminster Credit Holdings, LLC and Berkshire Bank.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: June 23, 2022	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer